ANNUAL REPORT   OCTOBER 31, 2000

Prudential
Pacific Growth Fund, Inc.

Fund Type Global stock
Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Investment Goals and Style
The Prudential Pacific Growth Fund invests primarily in stocks of companies in the Pacific
Basin, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
     Expressed as a percentage of
net assets as of 10/31/00
          46.4%   Japan
          10.2    Hong Kong
           8.0    Taiwan
           5.5    Korea
           5.1    Singapore
           4.5    India
           1.6    Australia
           1.1    Other Asia
          17.6    Cash & Equivalents

Ten Largest Holdings
     Expressed as a percentage of
     net assets as of 10/31/00
     2.8% NTT DoCoMo, Inc.
          Telecommunications
     2.5  Infosys Technologies, Ltd.
          Computer Software & Services
     2.2  ITO EN, Ltd.
          Food & Beverage
     2.2  Sumitomo Bakelite Co., Ltd.
          Chemicals
     2.0  Tokyo Electron, Ltd.
          Electronic Components
     2.0  Hutchison Whampoa, Ltd.
          Diversified Industries
     1.9  Avex, Inc.
          Audiovisual
     1.9  China Telecom, Ltd.
          Telecommunications
     1.9  Samsung Electronics
          Electronics
     1.8  Trend Micro, Inc.
          Computer Software & Services

Holdings are subject to change.

www.prudential.com      (800) 225-1852

Performance at a Glance

Cumulative Total Returns1     As of 10/31/00
                     One         Five        Since
                     Year        Years     Inception2
Class A             -29.82%     -26.23%      18.97%
Class B             -30.40      -28.81       12.02
Class C             -30.40      -28.81      -33.90
Class Z             -29.75        N/A       -29.72
Lipper Pacific
Region Fund Avg.3   -11.67      -4.56         ***

Average Annual Total Returns1     As of 10/31/00
             One        Five        Since
             Year       Years     Inception2
Class A     -33.33%     -6.86%      1.49%
Class B     -35.40      -6.83       1.38
Class C     -32.09      -6.76      -6.56
Class Z     -29.75       N/A       -7.28

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A and Class B, 7/24/92;
Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Pacific Region Fund category. The Lipper average is unmanaged. Pacific Region funds concentrate investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region.

***Lipper Since Inception returns are 59.49% for
Class A and Class B, -13.45% for Class C, and
-11.20% for Class Z, based on all funds in each share class.

(LOGO)              December 15, 2000

Dear Shareholder,
During the one-year reporting period ended October
31, 2000, the Prudential Pacific Growth Fund's
Class A shares fell 29.82%, -33.33% for those paying the one-time Class A share sales charge.
This compares to the 11.67% decline in the Lipper
Pacific Region Fund Average.

As these returns indicate, it has been an extremely challenging period for investing in Pacific Region equities. Initially, strong demand for technology stocks and positive economic news helped propel these markets upward. However, a combination of political uncertainty and a global stock market correction took its toll on stock prices for the majority of the year.

During the period under review, the Fund also underperformed its benchmark. This was largely due to heavy exposure to natural resources and basic industrial materials stocks. In recent months, the Fund's management team has moved to pare back its exposure to these areas, and has redeployed proceeds into other areas in the market.

The performance of Pacific Region equities this year has demonstrated the importance of portfolio diversification. As we've seen in the past, Pacific
Region stocks can be highly volatile, often producing either significant outperformance or underperformance. As such, we continue to believe that investors should hold only a portion of their portfolio in these stocks. In addition, it's critical to maintain a longer-term perspective in order to help ride out some of the volatility inherent in the Pacific
Region markets. As always, we appreciate your confidence, and look forward to serving your investment needs in the future.

Sincerely,

David R. Odenath, Jr., President
Prudential Pacific Growth Fund, Inc.

Prudential Pacific Growth Fund, Inc.
Annual Report     October 31, 2000

Investment Adviser's Report

A Dramatic Increase in Volatility
During the initial months of the Fund's reporting period, Pacific Region stocks performed well. The region appeared to be on the road to recovery after the 1997-1998 recession, and economic news was generally positive. In addition, global stock markets in general were rising--in particular, large-capitalization growth stocks and technology and telecommunications issues. In this narrow rising market, the Fund's holdings in these areas enhanced performance.

However, in mid-March, the global stock markets experienced swift and, in some cases, dramatic corrections. To a great extent, the catalyst for these corrections was a sell-off in the U.S. market, where inflationary pressures and rising interest rates dragged the market downward. Events in the U.S. market triggered stock market corrections in other parts of the world, and the Pacific Region was certainly not spared. The emerging markets were particularly hard hit, as their fortunes are often closely tied to that of the United States. This is due in large part to their dependency on exports to the United States. In Japan, the stock market's poor performance was exacerbated by uncertainty surrounding its long-awaited economic recovery. It was also felt that prospects for slower global growth could further hinder Japan's chances for a rebound, as rapid export growth had been a key element in helping the Japanese economy move forward.

Basic Materials Disappoint
There were several specific areas that detracted from the Fund's results during the period. Perhaps none were more damaging than an early overweighting in basic materials stocks. We believed that strong global economic growth would lead to increased demand for materials needed to supply consumer and business needs. In addition, many stocks in this sector were relatively inexpensive, especially compared to technology issues. However, while demand for basic materials did indeed rise, it did not

Prudential Pacific Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/00

2.8%     NTT DoCoMo, Inc. (Japan)/Telecommunications
The wireless subsidiary of Nippon Telegraph &
Telephone Corp. (NTT), Japan's communications giant. NTT DoCoMo has experienced strong earnings growth, as the penetration and usage of wireless communication has increased at a steady rate.

2.5%     Infosys Technologies, Ltd./Computer Software & Services
An India-based information technology service company. Infosys provides managed software solutions that include custom software development, maintenance and reengineering services, as well as dedicated offshore software development centers.

2.2%     ITO EN, Ltd. (Japan)/Food & Beverage
A manufacturer of noncarbonated beverages in Japan.
The company has a solid product line of teas and other items, and boasts an outstanding distribution network.

2.2%     Sumitomo Bakelite Co., Ltd. (Japan)/Chemicals
A firm that manufactures resins that are used for building purposes and for holding semiconductor packages together. The company continues to experience strong growing demand for its products.

2.0%     Tokyo Electron, Ltd./Electronic Components
Tokyo Electron, Ltd. sells and services
semiconductor equipment worldwide. Originally established as an importer of semiconductor manufacturing equipment in Japan in 1963, the firm now has nearly 30 subsidiaries that engineer, manufacture, sell, and service semiconductor manufacturing equipment.

Holdings are subject to change.

www.prudential.com        (800) 225-1852

Annual Report     October 31, 2000

propel stock prices upward, as suppliers had enough spare capacity to meet increased needs. As a result, modest price improvements did not lead to higher profitability. Given the prospect for slower economic growth, we have dramatically reduced the Fund's exposure to basic materials stocks.

Sector and Country Selection--A Mixed Bag
As the reporting period progressed, we initiated several actions that aided the Fund's performance.
In addition to the previously mentioned portfolio changes, we significantly cut back our exposure to stocks in Indonesia and the Philippines. While it was initially thought that these countries were making strides in terms of restructuring their economies, they have since appeared to be backsliding. Maintaining our exposure in Hong Kong also proved to be beneficial, as the market held up fairly well. However, not moving away from the Taiwan and Korean markets was harmful. Both markets fell sharply because of their heavy weighting in technology issues. In addition, they are also mired in political instability. The heads of both governments are attempting to institute major political and economic reforms. However, they are meeting with sharp resistance from a well-established incumbent opposition. This has resulted in additional downward pressures on stock prices.

Several Bright Spots
Despite the market's volatility, we held several stocks that generated relatively solid results. One example was our holdings in Hong Kong property companies. Strong economic growth in Hong Kong has led to a recovery in its property market. The Fund was well represented in this area through its holdings in Sung Hung Kai Properties, Ltd., Swire
Pacific Ltd., and Hutchison Whampoa, Ltd.

A number of our holdings in Japan also aided Fund returns. Sumitomo Bakelite Co. Ltd. (see Comments on Largest Holdings), a resin producer, and Daifuku
Co. Ltd., an automated warehouse firm, both rose sharply.

Prudential Pacific Growth Fund, Inc.

Annual Report     October 31, 2000

Looking Ahead
Despite the turbulence we've experienced this year, we believe the Fund is well positioned for when the Pacific Region market rebounds. In Japan, the economic stagnation of the last decade has resulted in relatively inexpensive stock prices. When corporate restructuring takes hold in earnest and economic growth finally resumes, we expect to see strong performance from our Japanese stocks.

Elsewhere, the economies of many emerging market countries are highly dependent on global economic growth rates. When a resumption of sustainable growth occurs, it should help emerging markets as a whole. We're also enthusiastic about our stocks related to mainland China, as this country's inclusion in the World Trade Organization should yield very positive long-term investment opportunities.

Prudential Pacific Growth Fund Management Team

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  82.4%
Common Stocks
-------------------------------------------------------------------------------------
Australia  1.6%
      70,050    Broken Hill Proprietary Co., Ltd.                     $      683,197
     156,200    Computershare, Ltd.                                          680,242
      17,513    Onesteel, Ltd.                                                 8,403
     613,755    PowerLan, Ltd.                                               432,140
                                                                      --------------
                                                                           1,803,982
-------------------------------------------------------------------------------------
Hong Kong  10.2%
     158,300    Cheung Kong (Holdings), Ltd.                               1,750,702
     326,400    China Telecom, Ltd.                                        2,103,092
     164,000    Citic Pacific, Ltd.                                          658,204
     181,560    Hutchison Whampoa, Ltd.                                    2,252,389
   2,135,900    Kingboard Chemical Holdings, Ltd.                            917,483
     512,437    Pacific Century Insurance Holdings                           394,243
     850,800    QPL International Holdings, Ltd.(a)                          480,012
     178,600    Sun Hung Kai Properties, Ltd.                              1,477,112
     151,700    Television Broadcasts, Ltd.                                  830,588
     214,000    The Wharf (Holdings), Ltd.                                   436,298
                                                                      --------------
                                                                          11,300,123
-------------------------------------------------------------------------------------
India  4.5%
     193,300    Hindustan Lever, Ltd.                                        733,463
      17,796    Infosys Technologies, Ltd.                                 2,723,591
       8,100    NIIT, Ltd.                                                   272,646
      14,070    Ranbaxy Laboratories, Ltd. (GDR)                             244,466
      98,600    Satyam Computer Services, Ltd.                               646,704
      24,851    Videsh Sanchar Nigam, Ltd. (GDR)                             205,021
      27,000    Zee Telefilms, Ltd.                                          166,398
                                                                      --------------
                                                                           4,992,289
-------------------------------------------------------------------------------------
Japan  46.4%
      21,000    Avex, Inc.                                                 2,116,548
       3,740    Bellsystem 24, Inc.                                        1,343,302
      57,000    C. Uyemura & Co., Ltd.                                       979,769
      29,000    Canon, Inc.                                                1,150,541
     124,000    Daifuku Co., Ltd.                                          1,022,540
      56,000    Daikin Industries, Ltd.                                    1,082,646
      70,000    Ebara Corp.                                                1,087,136
      23,500    Fancl Corp.                                                1,485,706

    See Notes to Financial Statements                                      7

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
       6,400    Funai Electric Co., Ltd.                              $      483,196
      32,100    Global-Dining, Inc.                                          767,647
      11,400    Goldcrest Co., Ltd.                                        1,068,554
     523,000    Gunze, Ltd.                                                1,739,500
       9,400    Hirose Electric Co., Ltd.                                  1,085,212
      34,700    ITO EN, Ltd.                                               2,495,831
          44    Japan Telecom Co., Ltd.                                      886,934
       6,400    Kadokawa Shoten Publishing Co., Ltd.-New(a)                  209,932
         300    Kadokawa Shoten Publishing Co., Ltd.                           9,841
     717,000    Kawasaki Steel Corp.                                         702,941
      20,000    Matsushita Electric Co.                                      580,905
      14,500    Murata Manufacturing Co., Ltd.                             1,735,111
      93,000    NEC Corp.                                                  1,772,402
       6,800    Nintendo Co., Ltd.                                         1,124,611
         125    Nippon Telegraph & Telephone Corp.                         1,137,301
      84,000    Nomura Securities Co., Ltd.                                1,781,748
         125    NTT DoCoMo, Inc.                                           3,080,905
     129,000    Olympus Optical Co., Ltd.                                  1,782,408
       3,000    Oracle Corp. Japan                                           557,999
      23,700    Ryohin Keikaku Co., Ltd.                                   1,203,024
      33,000    Skylark Co., Ltd.                                          1,164,101
       9,600    Softbank Corp.                                               576,141
      19,100    Sony Corp.                                                 1,526,040
     222,000    Sumitomo Bakelite Co., Ltd.                                2,483,617
      10,300    TDK Corp.                                                  1,038,116
      38,000    Terumo Corp.                                               1,075,866
     110,000    Tokio Marine & Fire Insurance Co., Ltd.                    1,215,503
      11,000    Tokyo Broadcasting Systems                                   430,365
      29,000    Tokyo Electron, Ltd.                                       2,269,196
     194,000    Toyo Trust & Banking Co., Ltd.                               766,117
      21,500    Trend Micro, Inc.                                          2,029,045
      23,700    Uni-Charm Corp.                                            1,014,101
      84,200    United Arrows, Ltd.                                          508,409
      23,800    World Co., Ltd.                                              885,358
                                                                      --------------
                                                                          51,456,165

    8                                      See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Korea  5.5%
     121,050    Hyundai Electronics Industries Co.                    $      743,859
      50,310    L.G. Chemical, Ltd.                                          495,360
       4,120    L.G. Home Shopping, Inc.                                     247,743
      78,150    Samsung Corp.                                                432,831
      18,980    Samsung Electro-Mechanics Co.                                607,360
      16,461    Samsung Electronics                                        2,062,147
      81,390    Shinhan Bank                                                 815,689
       3,540    SK Telecom Co., Ltd.                                         754,681
                                                                      --------------
                                                                           6,159,670
-------------------------------------------------------------------------------------
Singapore  5.1%
     116,833    DBS Group Holdings, Ltd.                                   1,377,952
     106,800    Elec & Eltek International Co., Ltd.                         297,972
      81,000    Natsteel Electronics, Ltd.                                   210,450
      55,300    Oversea-Chinese Banking Corp., Ltd.                          352,892
      78,083    Overseas Union Bank, Ltd.                                    378,158
     308,000    Sembcorp Industries, Ltd.                                    296,576
      70,000    Sembcorp Logistics, Ltd.                                     378,896
      29,900    Singapore Press Holdings, Ltd.                               427,605
     436,000    Singapore Technologies Engineering, Ltd.                     703,025
     387,000    Singapore Telecommunications, Ltd.                           641,656
      38,128    United Overseas Bank, Ltd.                                   282,413
      35,000    Venture Manufacturing, Ltd.                                  339,012
                                                                      --------------
                                                                           5,686,607
-------------------------------------------------------------------------------------
Taiwan  8.0%
     535,000    Acer, Inc.                                                   443,901
     395,785    Advanced Semiconductor Engineering, Inc. (GDR)(a)            454,601
     127,458    Ambit Microsystems Corp.                                     591,910
     195,454    Asustek Computer, Inc.                                       974,245
   1,138,640    Chinatrust Commercial Bank                                   722,666
     179,739    Compal Electronics, Inc.                                     274,339
     105,400    Compeq Manufacturing Co., Ltd.                               398,105
     249,000    Far Eastern Textile, Ltd.                                    205,059
     105,400    Hon Hai Precision Industry Co., Ltd.                         551,474
     274,350    Macronix International Co., Ltd.(a)                          390,715

    See Notes to Financial Statements                                      9

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     209,211    Phoenixtec Power Co., Ltd.                            $      175,530
   1,343,004    Taishin International Bank(a)                                627,844
     476,103    Taiwan Semiconductor Manufacturing Co.(a)                  1,444,523
     910,200    United Microelectronics Corp., Ltd.(a)                     1,606,235
                                                                      --------------
                                                                           8,861,147
-------------------------------------------------------------------------------------
Thailand  1.1%
      50,600    Advanced Info Service Public Co., Ltd.(a)                    417,201
     115,900    BEC World Public Co., Ltd.                                   543,797
      27,050    Siam Cement Public Co., Ltd.(a)                              255,066
                                                                      --------------
                                                                           1,216,064
                                                                      --------------
                Total common stocks (cost $108,551,222)                   91,476,047
                                                                      --------------
Units
 -----------------------------------------------------------------------------------
Warrants(a)
-------------------------------------------------------------------------------------
Indonesia
     834,300    PT Bank Pan Indonesia Tbk
                 expiring July 2002 @ IDR650 (cost $0)                         3,389
                                                                      --------------
                Total long-term investments (cost $108,551,222)           91,479,436
                                                                      --------------
SHORT-TERM INVESTMENT  2.5%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  2.5%
                Joint Repurchase Agreement Account,
$  2,747,000    6.55%, 11/1/00 (cost $2,747,000; Note 5)                   2,747,000
                                                                      --------------
                Total Investments  84.9%
                 (cost $111,298,222; Note 4)                              94,226,436
                Other assets in excess of liabilities  15.1%              16,725,601
                                                                      --------------
                Net Assets  100%                                      $  110,952,037
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
GDR--Global Depository Receipt.
    10                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.
The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of October 31, 2000 was as follows:

Electronic Components..................................................   14.6%
Telecommunications.....................................................    6.9
Computer Software & Services...........................................    6.2
Electronics............................................................    5.9
Real Estate............................................................    3.9
Chemicals..............................................................    3.6
Diversified Industries.................................................    3.4
Commercial Banking.....................................................    3.3
Financial Services.....................................................    3.1
Commercial Services....................................................    2.8
Repurchase Agreement...................................................    2.5
Apparel................................................................    2.4
Food & Beverage........................................................    2.3
Audio/Visual...........................................................    1.9
Machinery & Equipment..................................................    1.9
Broadcasting & Publishing..............................................    1.8
Telephones.............................................................    1.8
Restaurants............................................................    1.7
Computers..............................................................    1.5
Insurance..............................................................    1.5
Cosmetics/Toiletries...................................................    1.3
Retail.................................................................    1.3
Diversified Operations.................................................    1.2
Medical Products & Services............................................    1.2
Office Equipment & Supplies............................................    1.0
Engineering & Construction.............................................    0.9
Paper..................................................................    0.9
Cosmetics & Soaps......................................................    0.7
Steel - Producers......................................................    0.6
Electrical Services....................................................    0.5
Internet...............................................................    0.5
Utility Communications.................................................    0.5
Television & Communication Equipment...................................    0.4
Energy Equipment & Services............................................    0.3
Building Materials & Components........................................    0.2
Publishing.............................................................    0.2
Textiles...............................................................    0.2
                                                                         -----
Other assets in excess of liabilities..................................   15.1
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $111,298,222)                           $ 94,226,436
Foreign currency, at value (cost $1,156,975)                           1,145,405
Cash                                                                     947,239
Receivable for Fund shares sold                                       15,024,523
Receivable for investments sold                                          631,839
Dividends and interest receivable                                        106,299
Other assets                                                               7,771
Due from manager                                                           3,744
                                                                  ----------------
      Total assets                                                   112,093,256
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                        394,502
Payable for Fund shares reacquired                                       386,798
Accrued expenses                                                         131,125
Withholding taxes payable                                                100,412
Management fee payable                                                    68,267
Distribution fee payable                                                  60,115
                                                                  ----------------
      Total liabilities                                                1,141,219
                                                                  ----------------
NET ASSETS                                                          $110,952,037
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     11,686
   Paid-in capital in excess of par                                  136,387,570
                                                                  ----------------
                                                                     136,399,256
   Distributions in excess of net investment income                     (429,046)
   Accumulated net realized loss on investments                       (7,848,422)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (17,169,751)
                                                                  ----------------
Net assets, October 31, 2000                                        $110,952,037
                                                                  ----------------
                                                                  ----------------

    12                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($50,141,103 / 5,168,648 shares of common stock issued
      and outstanding)                                                     $9.70
   Maximum sales charge (5% of offering price)                               .51
                                                                  ----------------
   Maximum offering price to public                                       $10.21
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($51,003,662 / 5,481,334 shares of common stock issued
      and outstanding)                                                     $9.30
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($6,040,613 / 649,181 shares of common stock issued and
      outstanding)                                                         $9.30
   Sales charge (1% of offering price)                                       .09
                                                                  ----------------
   Offering price to public                                                $9.39
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($3,766,659 / 386,383 shares of common stock issued and
      outstanding)                                                         $9.75
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     13

       Prudential Pacific Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $180,825)         $  1,431,660
   Interest                                                              309,680
                                                                  ----------------
      Total income                                                     1,741,340
                                                                  ----------------
Expenses
   Management fee                                                      1,426,965
   Distribution fee--Class A                                             133,472
   Distribution fee--Class B                                             960,186
   Distribution fee--Class C                                              73,759
   Transfer agent's fees and expenses                                    426,000
   Custodian's fees and expenses                                         362,000
   Reports to shareholders                                               112,000
   Registration fees                                                      92,000
   Audit fee                                                              36,000
   Legal fees and expenses                                                36,000
   Trustees' fees and expenses                                            14,000
   Miscellaneous                                                           7,152
                                                                  ----------------
      Total operating expenses                                         3,679,534
   Loan interest expense                                                  48,597
                                                                  ----------------
      Total expenses                                                   3,728,131
                                                                  ----------------
Net investment loss                                                   (1,986,791)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
   Investment transactions                                            20,772,579
   Foreign currency transactions                                          22,663
   Financial futures transactions                                        242,555
                                                                  ----------------
                                                                      21,037,797
                                                                  ----------------
  Net change in unrealized appreciation/depreciation on:
   Investments                                                       (57,495,392)
   Foreign currencies                                                   (456,489)
   Financial futures                                                     (33,625)
                                                                  ----------------
                                                                     (57,985,506)
                                                                  ----------------
Net loss on investments and foreign currencies                       (36,947,709)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(38,934,500)
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year Ended October 31,
                                                  ---------------------------------
                                                        2000              1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $   (1,986,791)    $  (1,077,809)
   Net realized gain on investments and foreign
      currency transactions                            21,037,797        18,139,435
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                          (57,985,506)       47,723,236
                                                  ----------------    -------------
   Net increase (decrease) in net assets
      resulting from operations                       (38,934,500)       64,784,862
                                                  ----------------    -------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                            (553,645)         (200,274)
      Class B                                            (653,639)          (82,000)
      Class C                                             (36,696)           (1,966)
      Class Z                                            (531,713)         (143,977)
                                                  ----------------    -------------
                                                       (1,775,693)         (428,217)
                                                  ----------------    -------------
   Distributions in excess of net investment
      income
      Class A                                            (168,626)               --
      Class B                                            (396,051)               --
      Class C                                             (27,107)               --
      Class Z                                            (130,489)               --
                                                  ----------------    -------------
                                                         (722,273)               --
                                                  ----------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      778,873,547       413,445,094
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                     2,368,241           412,010
   Cost of shares reacquired                         (836,348,877)     (381,886,447)
                                                  ----------------    -------------
   Net increase (decrease) in net assets from
      Fund share transactions                         (55,107,089)       31,970,657
                                                  ----------------    -------------
Total increase (decrease)                             (96,539,555)       96,327,302
NET ASSETS
Beginning of year                                     207,491,592       111,164,290
                                                  ----------------    -------------
End of year(a)                                     $  110,952,037     $ 207,491,592
                                                  ----------------    -------------
                                                  ----------------    -------------
(a) Includes undistributed net investment
    income of                                      $           --     $   1,775,693
                                                  ----------------    -------------
                                                  ----------------    -------------

    See Notes to Financial Statements                                     15

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements

Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of
    16

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

the collateral.If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain
                                                                          17

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified
    18

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income by $2,280,018, decrease paid-in capital in excess of par by $2,095,538 and increase accumulated net realized losses by $184,480 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from November 1, 1999 through October 1, 2000. Effective October 2, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. From January 1, through October 1, 2000, the subadvisory fee paid to PIC, and from October 2 through October 31, 2000, the subadvisory fee paid to Jennison by PIFM, was computed daily and payable monthly at an annual rate of .375 of 1% of the Fund's average daily net assets. The change in subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The
                                                                          19

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the year ended October 31, 2000.

      PIMS has advised the Fund that it received approximately $56,000 and $29,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2000, it received approximately $207,000 and $19,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM, Jennison and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 2000, the Fund incurred fees of approximately $369,400 for the services of PMFS. As of October 31, 2000, approximately $23,300 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 were $163,118,939 and $213,674,140, respectively.

      The federal income tax basis of the Fund's investments at October 31, 2000 was $113,297,287 and accordingly, net unrealized depreciation for federal income tax purposes was $19,070,851 (gross unrealized appreciation--$10,543,331; gross unrealized depreciation--$29,614,182).

      For federal income tax purposes, the Fund utilized approximately $22,354,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2000. The Fund had a remaining capital loss carryforward as of
    20

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

October 31, 2000 of approximately $6,178,000 which expires in 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 2000, the Fund had a .42% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $2,747,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore was as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,573.

      Bear, Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are
                                                                          21

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

      Transactions in shares of common stock for the year ended October 31, 2000 and 1999 were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  32,808,321    $ 431,759,479
Shares issued in reinvestment of dividends and
  distributions                                                  43,973          661,353
Shares reacquired                                           (32,235,077)    (433,292,743)
                                                            -----------    -------------
Net increase (decrase) in shares outstanding before
  conversion                                                    617,217         (871,911)
Shares issued upon conversion from Class B                    1,030,547       13,967,680
                                                            -----------    -------------
Net increase (decrase) in shares outstanding                  1,647,764    $  13,095,769
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                  11,346,118    $ 134,170,719
Shares issued in reinvestment of dividends and
  distributions                                                  20,322          188,589
Shares reacquired                                           (10,664,886)    (126,529,666)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    701,554        7,829,642
Shares issued upon conversion from Class B                      343,160        4,472,184
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,044,714    $  12,301,826
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                   4,933,017    $  65,826,119
Shares issued in reinvestment of dividends and
  distributions                                                  68,317          993,335
Shares reacquired                                            (6,432,158)     (85,696,361)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,430,824)     (18,876,907)
Shares reacquired upon conversion into Class A               (1,070,390)     (13,967,680)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,501,214)   $ (32,844,587)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares Sold                                                   5,245,557    $  59,201,089
Shares issued in reinvestment of dividends and
  distributions                                                   8,624           77,617
Shares reacquired                                            (5,390,404)     (58,251,940)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (136,223)       1,026,766
Shares reacquired upon conversion into Class A                 (355,605)      (4,472,184)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (491,828)   $  (3,445,418)
                                                            -----------    -------------
                                                            -----------    -------------

    22

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   4,706,959    $  60,275,256
Shares issued in reinvestment of dividends and
  distributions                                                   3,740           54,374
Shares reacquired                                            (4,585,381)     (59,671,718)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   125,318    $     657,912
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                   3,334,684    $  37,227,569
Shares issued in reinvestment of dividends and
  distributions                                                     215            1,933
Shares reacquired                                            (2,999,313)     (33,491,014)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   335,586    $   3,738,488
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                  15,766,846    $ 221,012,693
Shares issued in reinvestment of dividends and
  distributions                                                  43,538          659,179
Shares reacquired                                           (18,491,425)    (257,688,055)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,681,041)   $ (36,016,183)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                  15,314,574    $ 182,845,717
Shares issued in reinvestment of dividends and
  distributions                                                  15,420          143,871
Shares reacquired                                           (13,617,992)    (163,613,827)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,712,002    $  19,375,761
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the year ended October 31, 2000. The average daily balance the Fund had outstanding during the year was approximately $4,731,925 at a weighted average interest rate of approximately 7.10%.
                                                                          23

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights

                                                                     Class A(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  14.01
                                                                      --------
Income from investment operations
Net investment income (loss)                                             (.09)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (4.01)
                                                                      --------
      Total from investment operations                                  (4.10)
                                                                      --------
Less distributions
Distributions from net investment income                                 (.16)
Distributions in excess of net investment income                         (.05)
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                (.21)
                                                                      --------
Net asset value, end of year                                          $   9.70
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                        (29.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 50,141
Average net assets (000)                                              $ 53,389
Ratios to average net assets:
   Total expenses(c)                                                      1.60%
   Operating expenses, including distribution and service
      (12b-1) fees(c)                                                     1.57%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        1.32%
   Net investment income (loss)                                          (.70)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  93%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.
    24                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class A(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.14             $  12.22             $  15.86             $  15.75
    --------             --------             --------         ----------------
        (.04)                 .06                  .02                  .07
        4.99                (1.88)               (3.31)                 .23
    --------             --------             --------         ----------------
        4.95                (1.82)               (3.29)                 .30
    --------             --------             --------         ----------------
        (.08)                  --                   --                   --
          --                 (.40)                  --                 (.19)
          --                 (.86)                (.35)                  --
    --------             --------             --------         ----------------
        (.08)               (1.26)                (.35)                (.19)
    --------             --------             --------         ----------------
    $  14.01             $   9.14             $  12.22             $  15.86
    --------             --------             --------         ----------------
    --------             --------             --------         ----------------
       55.11%              (15.53)%             (21.32)%               1.97%
    $ 49,338             $ 22,624             $ 35,860             $113,585
    $ 31,281             $ 26,845             $ 73,942             $106,148
        1.72%                1.70%                1.48%                1.37%
        1.72%                1.70%                1.42%                1.37%
        1.47%                1.45%                1.17%                1.12%
        (.34)%                .63%                 .14%                 .44%
         104%                  94%                  81%                  91%

    See Notes to Financial Statements                                     25

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  13.50
                                                                  ----------------
Income from investment operations
Net investment loss                                                       (.19)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (3.87)
                                                                  ----------------
      Total from investment operations                                   (4.06)
                                                                  ----------------
Less distributions
Distributions from net investment income                                  (.09)
Distributions in excess of net investment income                          (.05)
Distributions from net realized gains                                       --
                                                                  ----------------
      Total distributions                                                 (.14)
                                                                  ----------------
Net asset value, end of year                                          $   9.30
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                         (30.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 51,004
Average net assets (000)                                              $ 96,019
Ratios to average net assets:
   Total expenses                                                         2.35%
   Operating expenses, including distribution and service
      (12b-1) fees                                                        2.32%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        1.32%
   Net investment loss                                                   (1.43)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    26                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class B(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   8.79             $  11.77             $  15.40             $  15.38
----------------         --------         ----------------     ----------------
        (.12)                (.01)                (.09)                (.04)
        4.84                (1.82)               (3.19)                 .25
----------------         --------         ----------------     ----------------
        4.72                (1.83)               (3.28)                 .21
----------------         --------         ----------------     ----------------
        (.01)                  --                   --                   --
          --                 (.29)                  --                 (.19)
          --                 (.86)                (.35)                  --
----------------         --------         ----------------     ----------------
        (.01)               (1.15)                (.35)                (.19)
----------------         --------         ----------------     ----------------
    $  13.50             $   8.79             $  11.77             $  15.40
----------------         --------         ----------------     ----------------
----------------         --------         ----------------     ----------------
       54.28%              (16.32)%             (21.84)%               1.36%
    $107,769             $ 74,457             $128,694             $327,315
    $ 85,193             $ 91,983             $244,462             $357,548
        2.47%                2.45%                2.23%                2.12%
        2.47%                2.45%                2.17%                2.12%
        1.47%                1.45%                1.17%                1.12%
       (1.09)%               (.12)%               (.61)%               (.25)%

    See Notes to Financial Statements                                     27

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $13.50
                                                                      -------
Income from investment operations
Net investment loss                                                      (.19)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (3.87)
                                                                      -------
      Total from investment operations                                  (4.06)
                                                                      -------
Less distributions
Distributions from net investment income                                 (.09)
Distributions in excess of net investment income                         (.05)
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                (.14)
                                                                      -------
Net asset value, end of year                                           $ 9.30
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                        (30.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $6,040
Average net assets (000)                                               $7,376
Ratios to average net assets:
   Total expenses                                                        2.35%
   Operating expenses, including distribution and service
      (12b-1) fees                                                       2.32%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                       1.32%
   Net investment loss                                                  (1.42)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class C(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
     $ 8.79               $11.77               $15.40              $  15.38
    -------              -------              -------              --------
       (.12)                (.01)                (.09)                 (.04)
       4.84                (1.82)               (3.19)                  .25
    -------              -------              -------              --------
       4.72                (1.83)               (3.28)                  .21
    -------              -------              -------              --------
       (.01)                  --                   --                    --
         --                 (.29)                  --                  (.19)
         --                 (.86)                (.35)                   --
    -------              -------              -------              --------
       (.01)               (1.15)                (.35)                 (.19)
    -------              -------              -------              --------
     $13.50               $ 8.79               $11.77              $  15.40
    -------              -------              -------              --------
    -------              -------              -------              --------
      54.28%              (16.32)%             (21.84)%                1.36%
     $7,073               $1,654               $2,932              $ 12,360
     $3,103               $2,276               $6,557              $  6,402
       2.47%                2.45%                2.23%                 2.12%
       2.47%                2.45%                2.17%                 2.12%
       1.47%                1.45%                1.17%                 1.12%
      (1.09)%               (.12)%               (.61)%                (.25)%

    See Notes to Financial Statements                                     29

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  14.12
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.06)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (4.08)
                                                                      --------
      Total from investment operations                                   (4.14)
                                                                      --------
Less distributions
Distributions from net investment income                                  (.18)
Distributions in excess of net investment income                          (.05)
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                 (.23)
                                                                      --------
Net asset value, end of period                                        $   9.75
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (29.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  3,767
Average net assets (000)                                              $ 33,479
Ratios to average net assets:
   Total expenses                                                         1.35%
   Operating expenses                                                     1.32%
   Net investment income (loss)                                           (.40)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
    30                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class Z(a)
-------------------------------------------------------------------------------------
                  Year Ended October 31,                       March 1, 1996(c)
----------------------------------------------------------         Through
      1999                 1998                 1997           October 31, 1996
-------------------------------------------------------------------------------------
    $   9.17             $  12.28             $  15.89             $  16.57
----------------     ----------------     ----------------     ----------------
          --                  .08                  .06                  .11
        5.06                (1.89)               (3.32)                (.79)
----------------     ----------------     ----------------     ----------------
        5.06                (1.81)               (3.26)                (.68)
----------------     ----------------     ----------------     ----------------
        (.11)                  --                   --                   --
          --                 (.44)                  --                   --
          --                 (.86)                (.35)                  --
----------------     ----------------     ----------------     ----------------
        (.11)               (1.30)                (.35)                  --
----------------     ----------------     ----------------     ----------------
    $  14.12             $   9.17             $  12.28             $  15.89
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       56.05%              (15.36)%             (21.02)%              (4.09)%
    $ 43,311             $ 12,429             $ 19,520             $ 37,288
    $ 22,811             $ 15,099             $ 31,945             $ 33,868
        1.47%                1.45%                1.23%                1.12%(c)
        1.47%                1.45%                1.17%                1.12%(c)
        (.03)%                .82%                 .39%                 .68%(c)

    See Notes to Financial Statements                                     31

       Prudential Pacific Growth Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Pacific Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. (the 'Fund') at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 12, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 2000
    32

       Prudential Pacific Growth Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 2000, the Fund paid ordinary dividends of $.21 per Class A share, $.14 per Class B share, $.14 per Class C share and $.23 per Class Z share.

      We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV, or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar year 2000.
                                                                          33

Prudential Pacific Growth Fund, Inc.

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                       One Year     Five Years     Since Inception
With Sales Charge      -33.33%       -6.86%             1.49%
Without Sales Charge   -29.82%       -5.90%             2.12%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class A shares) with a similar investment in the Morgan
Stanley Capital International (MSCI) All Country
(AC) Asia Pacific Index (the Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The Index is a weighted, unmanaged index comprising approximately 950 securities listed on the stock exchanges of Australia, Hong Kong, Japan, Malaysia,
Singapore, Indonesia, Sri Lanka, China (free),
Pakistan, Taiwan, India, Korea, the Philippines, and Thailand. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of Pacific
Region stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                    (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                        One Year     Five Years     Since Inception
With Sales Charge        -35.40%       -6.83%            1.38%
Without Sales Charge     -30.40%       -6.57%            1.38%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class B shares) with a similar investment in the Morgan
Stanley Capital International (MSCI) All Country
(AC) Asia Pacific Index (the Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The Index is a weighted, unmanaged index comprising approximately 950 securities listed on the stock exchanges of Australia, Hong Kong, Japan, Malaysia,
Singapore, Indonesia, Sri Lanka, China (free),
Pakistan, Taiwan, India, Korea, the Philippines, and Thailand. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of Pacific
Region stock funds. Other
indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Pacific Growth Fund, Inc.

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                       One Year     Five Years     Since Inception
With Sales Charge      -32.09%        -6.76%            -6.56%
Without Sales Charge   -30.40%        -6.57%            -6.41%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class C shares) with a similar investment in the Morgan
Stanley Capital International (MSCI) All Country
(AC) Asia Pacific Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
C shares, assuming full redemption on October 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The Index is a weighted, unmanaged index comprising approximately 950 securities listed on the stock exchanges of Australia, Hong Kong, Japan, Malaysia,
Singapore, Indonesia, Sri Lanka, China (free),
Pakistan, Taiwan, India, Korea, the Philippines, and Thailand. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of Pacific
Region stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

www.prudential.com           (800) 225-1852

Class Z   Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                       One Year     Five Years     Since Inception
With Sales Charge      -29.75%         N/A              -7.28%
Without Sales Charge   -29.75%         N/A              -7.28%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class Z shares) with a similar investment in the Morgan
Stanley Capital International (MSCI) All Country
(AC) Asia Pacific Index (the Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The Index is a weighted, unmanaged index comprising approximately 950 securities listed on the stock exchanges of Australia, Hong Kong, Japan, Malaysia,
Singapore, Indonesia, Sri Lanka, China (free),
Pakistan, Taiwan, India, Korea, the Philippines, and Thailand. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of Pacific
Region stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols     NASDAQ      CUSIP
     Class A     PRPAX     743941106
     Class B     PRPBX     743941205
     Class C     PRPCX     743941304
     Class Z     PPGZX     743941403

MF157E

(ICON)  Printed on Recycled Paper